UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4264

Name of Fund: Merrill Lynch California Insured Municipal Bond Fund of Merrill
              Lynch California Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 02/29/04

Item 1 - Report to Stockholders

[LOGO] Merril Lynch Investment Managers                          www.mlim.ml.com

                                        Merrill Lynch
                                        California Insured Municipal
                                        Bond Fund

Semi-Annual Report
February 29, 2004

[LOGO] Merril Lynch Investment Managers

Merrill Lynch California Insured Municipal Bond Fund

Officers and Trustees

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004

A Letter From the President

Dear Shareholder

As I write to you at February month-end, fixed income markets in the United States continued to reward those investors willing to accept greater risk. The trend held true in the tax-exempt market, where the Lehman Brothers Non-Investment Grade Index of municipal bonds posted respective returns of +10.96% and +16.15% for the six-month and 12-month periods ended February 29, 2004. This compared to a six-month return of +6.52% and a 12-month return of +6.30% for the broader-based Lehman Brothers Municipal Bond Index.

At the same time, equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, the Standard & Poor's (S&P) 500 Index returned +14.59% and +38.52%, respectively. Much of the boost came from improving economic conditions in the United States.

The major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By February 10, 2004, 392 of the S&P 500 companies had reported their fourth-quarter 2003 results, and 67.6% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds this year.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Trustee


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004   3

[LOGO] Merril Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We sought to keep the Fund's credit quality relatively high during the past six months given the uncertainty surrounding California's economic and fiscal situation.

Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term fixed income interest rates generally declined while the U.S. economy gained strength. Gross domestic product expanded at an annualized rate of 8.2% in the third quarter of 2003, with fourth-quarter growth reported at 4.1%. Notwithstanding the impressive economic growth, the Federal Reserve Board seemed apt to leave short-term interest rates at their current low levels, citing subdued employment growth and the absence of material inflationary pressures.

At the end of February 2004, long-term U.S. Treasury bond yields stood at 4.84%, representing a decline of nearly 40 basis points (.40%) over the past six months. Tax-exempt municipal bond yields also moved sharply lower during the period, while their prices -- which move opposite of their yields -- rose accordingly. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell almost 60 basis points. The same was true of 30-year issues rated AAA -- the highest rated -- according to Municipal Market Data. Shorter-maturity bonds fared even better, as yields on 10-year AAA-rated bonds declined approximately 65 basis points during the period.

Supporting the recent yield declines was a pronounced decrease in new bond issuance. This translated into favorable supply/demand dynamics in the municipal marketplace. Approximately $170 billion in municipal bonds was underwritten during the past six months, a drop of approximately 10% compared to the same period a year earlier. In February, just $22 billion in new long-term municipal bonds was underwritten, a decline of more than 25% versus February 2003. New supply of municipal bonds is expected to remain manageable in 2004, a trend we believe will continue to support the tax-exempt market's performance relative to the taxable bond market.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Municipal yields have recently ranged from 88% to 91% of Treasury yields, slightly higher than their recent historical average. Moreover, municipal investors generally preferred longer-dated securities, which offered somewhat higher yields in the low interest rate environment. This maturity extension helped support the strong demand for and performance of tax-exempt products in recent months.

Describe conditions in the State of California.

As the period began, California was facing political and economic uncertainty. A gubernatorial recall election was triggered by concerns about the state's $38 billion budget deficit, which had led Standard & Poor's to downgrade California's credit rating to BBB, making the state the lowest-rated in the nation. Conditions improved somewhat as the state passed a new budget and voters elected Arnold Schwarzenegger to the governorship. The budget, however, included a significant amount of new general obligation debt -- backed by the state's precarious revenues -- as well as new "fiscal recovery" bonds to reduce the deficit.

Toward the end of 2003, credit-rating agencies Fitch and Moody's followed Standard & Poor's lead and downgraded California's credit rating. The downgrade was prompted by Governor Schwarzenegger's repeal of the unpopular vehicle licensing fee, which reduced the state's revenues, and a lack of consensus on how California's budget crisis would be resolved.

Shortly after the end of the period, some near-term resolution was reached with the passage of a $15 billion bond referendum and accompanying balanced budget proposition. As a result, the state will issue new municipal securities to finance substantial short-term obligations due in June 2004. The approval of this debt issuance had a positive effect on the California municipal market. In response, Standard & Poor's placed the state on its positive watch list and indicated that further deficit-reduction progress could result in future credit rating upgrades. Although there are still structural problems to be addressed, the California municipal market is already responding with tightening credit spreads for the state's bonds.


4   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 29, 2004, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +6.29%, +6.17%, +6.03% and +6.34%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned +6.52%. The Fund's comparable Lipper category of California Insured Municipal Debt Funds had an average return of +6.89% for the same six-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in California and insured as to timely payment.)

Although the Fund's total return lagged its Lipper category average, the Fund provided the highest yield among its peers in the same competitive group. A high current yield is desirable in a stable or rising interest rate environment, a future scenario for which we have prepared the portfolio. During the past six months, however, the market rallied more strongly than anticipated, resulting in underperformance relative to our benchmark and peers.

What changes were made to the portfolio during the period?

We made very few significant changes to the Fund's structure. Because of the uncertainty surrounding California's economic and fiscal situation, we sought to keep the Fund's credit quality relatively high. More than 90% of the portfolio's assets were held in securities rated AAA, the highest possible credit rating. In addition, we did not own any uninsured California general obligation debt during the period. This is because we did not find lower-rated credits offering enough additional yield to compensate for the added risk of investing in unenhanced bonds.

Also to manage risk, we kept the Fund's duration below average during the past six months. In general, lower-duration investments are less sensitive to interest rate moves and will, therefore, outperform in a stable-to-rising interest rate environment. With interest rates still at historically low levels, we anticipate an eventual rise in interest rates and have positioned the Fund accordingly.

In an effort to temper the Fund's future net asset volatility, we reduced our weighting in inverse floating rate securities from 15% of net assets to 11%. We also remained fully invested throughout the period; in fact, we reduced the Fund's cash position from nearly 3% of net assets to less than 1%. With California cash equivalent securities yielding less than 1%, we felt that holding cash would produce too large a drag on returns.

How would you characterize the portfolio's position at the close of the period?

Consistent with our approach over the past six months, we do not plan to make major changes to the Fund's positioning in the months ahead. At period end, the Fund remained fully invested and defensively positioned, with a shorter-than-average duration. We believe this stance readies the Fund for a potential rise in interest rates. In our opinion, the low interest rate climate has yielded few attractive opportunities for new investment. Under these circumstances, we are emphasizing current income and continuing to favor securities backed by high-rated issuers.

Walter C. O'Connor
Vice President and Portfolio Manager

March 18, 2004


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004   5

[LOGO] Merril Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                               10-Year/
                                                               6-Month        12-Month     Since Inception  Standardized
As of February 29, 2004                                     Total Return    Total Return     Total Return   30-Day Yield
========================================================================================================================
ML California Insured Municipal Bond Fund Class A Shares*       +6.29%          +5.35%          +80.81%         2.92%
------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class B Shares*       +6.17           +5.02           +66.76          2.64
------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class C Shares*       +6.03           +4.83           +72.46          2.54
------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class I Shares*       +6.34           +5.46           +75.31          3.01
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                          +6.52           +6.30        +86.00/+93.92        --
------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Ten-year/ since inception total returns are for 10 years and from 10/31/94.


6   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004

Performance Data (concluded)

Average Annual Total Return

                                                Return Without     Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 2/29/04                              +5.35%            +1.14%
--------------------------------------------------------------------------------
Five Years Ended 2/29/04                            +5.30             +4.44
--------------------------------------------------------------------------------
Inception (10/21/94)
through 2/29/04                                     +6.54             +6.07
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                    Return             Return
                                                 Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 2/29/04                               +5.02%            +1.02%
--------------------------------------------------------------------------------
Five Years Ended 2/29/04                             +4.89             +4.56
--------------------------------------------------------------------------------
Ten Years Ended 2/29/04                              +5.25             +5.25
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.



--------------------------------------------------------------------------------
                                                    Return             Return
                                                 Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 2/29/04                               +4.83%            +3.83%
--------------------------------------------------------------------------------
Five Years Ended 2/29/04                             +4.77             +4.77
--------------------------------------------------------------------------------
Inception (10/21/94)
through 2/29/04                                      +6.00             +6.00
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                               Return Without      Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 2/29/04                              +5.46%            +1.24%
--------------------------------------------------------------------------------
Five Years Ended 2/29/04                            +5.42             +4.56
--------------------------------------------------------------------------------
Ten Years Ended 2/29/04                             +5.77             +5.34
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004   7

[LOGO] Merril Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
California--96.7%
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa       $ 2,625   ABAG Finance Authority for Nonprofit Corporations, California,
                                                        COP (Children's Hospital Medical Center), 6% due 12/01/2029 (a)    $  3,070
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         3,750   Alameda, California, Public Financing Authority, Local Agency
                                                        Special Tax Revenue Bonds (Community Facility Number 1),
                                                        Series A, 7% due 8/01/2019                                            4,095
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,600   Alameda Corridor Transportation Authority, California, Revenue
                                                        Bonds, Senior Lien, Series A, 5.25% due 10/01/2021 (g)                3,935
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,000   Anaheim, California, Public Financing Authority, Tax Allocation
                                                        Revenue Refunding Bonds, RITES, 11.969% due 12/28/2018 (g)(h)         5,429
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   Bakersfield, California, COP, Refunding (Convention Center
                                                        Expansion Project), 5.875% due 4/01/2022 (g)                          2,251
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,000   Bay Area Government Association, California, Revenue Refunding
                                                        Bonds (California Redevelopment Agency Pool), Series A, 6%
                                                        due 12/15/2024 (f)                                                    6,334
                          ---------------------------------------------------------------------------------------------------------
                                                        California Educational Facilities Authority, Revenue Refunding
                                                        Bonds (g):
                          NR*       Aaa         9,000         RIB, Series 413, 10.78% due 10/01/2026 (h)                     11,212
                          NR*       Aaa         1,025         (University of the Pacific), 5.875% due 11/01/2020              1,194
                          ---------------------------------------------------------------------------------------------------------
                                                        California HFA, Home Mortgage Revenue Bonds, VRDN (i):
                          A1+       VMIG1**       200         AMT, Series N, 0.92% due 8/01/2021                                200
                          A1        VMIG1**     3,000         Series F, 0.92% due 2/01/2033 (a)                               3,000
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,000   California Health Facilities Finance Authority, Insured Health
                                                        Facility Revenue Refunding Bonds (Catholic Healthcare West),
                                                        Series A, 6% due 7/01/2017 (g)                                        3,358
                          ---------------------------------------------------------------------------------------------------------
                                                        California Health Facilities Finance Authority Revenue Bonds:
                          AAA       NR*         5,000         (Kaiser Permanente), RIB, Series 26, 9.76%
                                                              due 6/01/2022 (f)(h)                                            6,195
                          AAA       Aaa         2,000         (Scripps Memorial Hospital), Series A, 6.375%
                                                              due 10/01/2022 (g)                                              2,029
                          NR*       Aa3         5,780         (Scripps Research Institute), Series A, 6.625%
                                                              due 7/01/2014                                                   5,985
                          ---------------------------------------------------------------------------------------------------------
                          A1+       VMIG1**       300   California Health Facilities Finance Authority, Revenue
                                                        Refunding Bonds (Adventist Hospital), VRDN, Series A, 0.90%
                                                        due 9/01/2028 (g)(i)                                                    300
                          ---------------------------------------------------------------------------------------------------------
                                                        California Health Facilities Financing Authority Revenue Bonds:
                          AAA       NR*        10,000         DRIVERS, Series 181, 9.798% due 6/01/2022 (f)(h)               12,391
                          AA-       A1          2,080         (Sutter Health), Series A, 6.25% due 8/15/2035                  2,388
                          ---------------------------------------------------------------------------------------------------------
                          BBB+      Baa2       14,000   California Pollution Control Financing Authority, Solid Waste
                                                        Disposal Revenue Refunding Bonds (Republic Services Inc.
                                                        Project), AMT, Series C, 5.25% due 6/01/2023                         14,831
                          ---------------------------------------------------------------------------------------------------------
                                                        California State Department of Transportation Revenue Bonds
                                                        (Federal Highway Grant Anticipation Bonds), Series A (g):
                          AAA       Aaa         7,000         4% due 2/01/2010                                                7,596
                          AAA       Aaa         2,000         4% due 2/01/2011                                                2,161
                          ---------------------------------------------------------------------------------------------------------
                                                        California State Department of Water Resources, Power Supply
                                                        Revenue Bonds:
                          BBB+      A3          4,500         Series A, 5.75% due 5/01/2017                                   5,080
                          A1+       VMIG1**     3,100         VRDN, Series C-2, 0.94% due 5/01/2022 (a)(i)                    3,100
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   California State Department of Water Resources, Water System
                                                        Revenue Refunding Bonds (Central Valley Project), Series Q,
                                                        5.375% due 12/01/2027 (g)                                             2,186

Portfolio Abbreviations

To simplify the listings of Merrill Lynch California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
RIB        Residual Interest Bonds
RITES      Residual Interest Tax-Exempt Securities
RITR       Residual Interest Trust Receipts
VRDN       Variable Rate Demand Notes


8   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        California State Public Works Board, Lease Revenue Bonds,
                                                        Series A:
                          AAA       NR*       $10,000         (Department of Corrections), 7% due 11/01/2019 (a)           $ 10,608
                          AAA       Aaa         1,000         (Department of Corrections--Ten Administrative
                                                              Segregation Housing Units), 5% due 3/01/2027                    1,044
                          AAA       Aaa         2,800         (Department of Health Services), 5.625%
                                                              due 11/01/2019 (g)                                              3,089
                          AAA       Baa2        3,000         (Various Community College Projects), 5.625%
                                                              due 3/01/2016 (a)                                               3,291
                          ---------------------------------------------------------------------------------------------------------
                                                        California State Public Works Board, Lease Revenue Refunding
                                                        Bonds, Series B:
                          AAA       Aaa        10,000         (Department of Corrections), 5.625% due 11/01/2019 (g)         11,188
                          AAA       Aaa         1,500         (Various Community College Projects), 5.625%
                                                              due 3/01/2019 (a)                                               1,646
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,580   California State University and Colleges, Housing System
                                                        Revenue Refunding Bonds, 5.80% due 11/01/2017 (d)                     1,729
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   California State University and Colleges, Systemwide Revenue
                                                        Refunding Bonds, Series A, 5% due 11/01/2033 (a)                      1,046
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         6,000   California Statewide Communities Development Authority, COP,
                                                        Refunding (Huntington Memorial Hospital), 5.80%
                                                        due 7/01/2026 (b)                                                     6,631
                          ---------------------------------------------------------------------------------------------------------
                          A-        A3          2,475   California Statewide Communities Development Authority, Health
                                                        Facility Revenue Bonds (Memorial Health Services), Series A,
                                                        6% due 10/01/2023                                                     2,690
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,200   Capistrano, California, Unified School District, Community
                                                        Facility District, Special Tax Bonds (No. 90-2 Talega), 6%
                                                        due 9/01/2032                                                         1,236
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,585   Contra Costa County, California, Public Financing Authority,
                                                        Lease Revenue Refunding Bonds (Various Capital Facilities),
                                                        Series A, 5.35% due 8/01/2024 (g)                                     6,066
                          ---------------------------------------------------------------------------------------------------------
                                                        Corona, California, COP, Refunding (Corona Community):
                          AAA       Aaa         1,915         8% due 3/01/2009 (e)                                            2,436
                          AAA       Aaa         2,065         8% due 3/01/2010 (e)                                            2,700
                          AAA       Aaa         2,230         8% due 3/01/2011 (e)                                            2,974
                          AAA       Aaa         2,410         8% due 3/01/2012 (e)                                            3,264
                          AAA       Aaa         2,605         8% due 3/01/2013 (e)                                            3,570
                          AAA       Aaa         2,810         8% due 3/01/2014 (e)                                            3,890
                          AAA       Aaa         3,035         8% due 3/01/2015 (c)                                            4,250
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,250   Cucamonga, California, County Water District, COP, Refunding,
                                                        5.50% due 9/01/2024 (d)                                               1,382
                          ---------------------------------------------------------------------------------------------------------
                          A1+       VMIG1**     2,790   Eastern Municipal Water District, California, Water and Sewer
                                                        Revenue Refunding Bonds, COP, VRDN, Series B, 0.92%
                                                        due 7/01/2020 (d)(i)                                                  2,790
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,000   Elk Grove, California, East Franklin Community Number 1 Special
                                                        Tax, Series A, 6% due 8/01/2033                                       1,030
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         3,000   Etiwanda School District, California, Community Facilities
                                                        District Number 8, Special Tax, 6.25% due 9/01/2032                   3,089
                          ---------------------------------------------------------------------------------------------------------
                          BBB       Baa2        2,900   Golden State Tobacco Securitization Corporation of California,
                                                        Tobacco Settlement Revenue Bonds, Series A-4, 7.80%
                                                        due 6/01/2042                                                         3,127
                          ---------------------------------------------------------------------------------------------------------
                                                        Grossmont, California, Unified High School District, COP (f):
                          AAA       Aaa         1,220         5.65% due 9/01/2017                                             1,407
                          AAA       Aaa         2,250         5.75% due 9/01/2026                                             2,556
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,750   Hawthorne, California, School District, GO, Series A, 5.50%
                                                        due 5/01/2022 (d)                                                     3,063
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,080   Irvine, California, Unified School District, Special Tax
                                                        Refunding Bonds (Community Facilities District No. 86-1), 5.50%
                                                        due 11/01/2017 (a)                                                    5,750
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,000   Long Beach, California, Special Tax Bonds (Community Facilities
                                                        District No. 3--Pine Ave.), 6.375% due 9/01/2023                     1,063
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         4,000   Los Angeles, California, COP (Sonnenblick Del Rio West Los
                                                        Angeles), 6.20% due 11/01/2031 (a)                                    4,753
                          ---------------------------------------------------------------------------------------------------------
                                                        Los Angeles, California, Community College District, GO,
                                                        Series A (g):
                          AAA       Aaa        12,265         5.50% due 8/01/2020                                            13,831
                          AAA       Aaa         5,035         5.50% due 8/01/2021                                             5,652
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,150   Los Angeles, California, Community Redevelopment Agency, Tax
                                                        Allocation Refunding Bonds (Bunker Hill), Series H, 6.50%
                                                        due 12/01/2016 (f)                                                    5,277


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004   9

[LOGO] Merril Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       NR*       $ 7,000   Los Angeles, California, Convention and Exhibition Center
                                                        Authority, COP, 9% due 12/01/2020 (a)                              $  7,958
                          ---------------------------------------------------------------------------------------------------------
                                                        Los Angeles, California, Harbor Department Revenue Bonds, AMT:
                          AAA       Aaa         7,000         RITR, Series RI-7, 11.115% due 11/01/2026 (g)(h)                8,555
                          AAA       Aaa         1,750         Series B, 5.375% due 11/01/2019 (g)                             1,890
                          AA        Aa2         1,000         Series B, 5.375% due 11/01/2023                                 1,065
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         5,000   Los Angeles, California, Harbor Department Revenue Refunding
                                                        Bonds, 7.60% due 10/01/2018 (c)(g)                                    6,471
                          ---------------------------------------------------------------------------------------------------------
                                                        Los Angeles, California, Water and Power Revenue Refunding
                                                        Bonds (Power System):
                          AAA       Aaa         5,400         Series A-A-1, 5.25% due 7/01/2020 (f)                           5,944
                          AAA       Aaa         4,000         Series A-A-2, 5.375% due 7/01/2021 (g)                          4,433
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,000   Los Angeles County, California, Metropolitan Transportation
                                                        Authority, Sales Tax Revenue Refunding Bonds, Proposition A,
                                                        First Tier Senior Series A, 2.125% due 7/01/2005 (f)                  6,087
                          ---------------------------------------------------------------------------------------------------------
                          A1+       VMIG1**     3,000   M-S-R Public Power Agency, California, Revenue Refunding Bonds
                                                        (San Juan Project), VRDN, Sub-Lien, Series D, 0.93%
                                                        due 7/01/2018 (g)(i)                                                  3,000
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,780   Morgan Hill, California, Unified School District, GO, 5.25%
                                                        due 8/01/2019 (d)                                                     3,082
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,255   Moulton-Niguel, California, Water District, GO, Refunding, 2%
                                                        due 9/01/2006 (a)                                                     2,295
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,025   Palm Desert, California, Financing Authority, Tax Allocation
                                                        Revenue Refunding Bonds (Project Area Number 1), 5.45%
                                                        due 4/01/2018 (g)                                                     1,143
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         1,000   Petaluma, California, Community Development Commission Tax
                                                        Allocation Bonds (Petaluma Community Development Project),
                                                        Series A, 5.75% due 5/01/2030 (g)                                     1,141
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         7,835   Pleasanton, California, Joint Powers Financing Authority,
                                                        Revenue Refunding Reassessment Bonds, Sub-Series B, 6.75%
                                                        due 9/02/2017                                                         8,006
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   Port Oakland, California, Port Revenue Refunding Bonds,
                                                        Series I, 5.60% due 11/01/2019 (g)                                    1,135
                          ---------------------------------------------------------------------------------------------------------
                          AAAr      Aaa         8,295   Port Oakland, California, RITR, AMT, Class R, Series 5, 10.277%
                                                        due 11/01/2012 (d)(h)                                                10,544
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        12,710   Port Oakland, California, Revenue Refunding Bonds, AMT,
                                                        Series L, 5.375% due 11/01/2027 (d)                                  13,520
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,750   Riverside County, California, Asset Leasing Corporation,
                                                        Leasehold Revenue Refunding Bonds (Riverside County Hospital
                                                        Project), Series B, 5.70% due 6/01/2016 (g)                           2,023
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,865   Sacramento, California, City Financing Authority, Capital
                                                        Improvement Revenue Bonds (Solid Waste and Redevelopment
                                                        Project), 5.75% due 12/01/2022 (a)                                    4,430
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         8,000   Sacramento, California, Municipal Utility District, Electric
                                                        Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (g)           8,599
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        10,000   Sacramento County, California, Airport System Revenue Refunding
                                                        Bonds, Sub-Series B, 5% due 7/01/2026 (d)                            10,361
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,500   Saddleback Valley, California, Unified School District, Public
                                                        Financing Authority, Special Tax Revenue Refunding Bonds,
                                                        Series A, 5.65% due 9/01/2017 (f)                                     3,793
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   San Bernardino, California, Joint Powers Financing Authority,
                                                        Lease Revenue Bonds (Department of Transportation Lease),
                                                        Series A, 5.50% due 12/01/2020 (g)                                    2,171
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,000   San Bernardino, California, Joint Powers Financing Authority,
                                                        Tax Allocation Revenue Refunding Bonds, Series A, 5.75%
                                                        due 10/01/2015 (f)                                                    4,358
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         4,000   San Bernardino County, California, COP, Refunding (Medical
                                                        Center Financing Project), 5.50% due 8/01/2019 (g)                    4,149
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        10,000   San Diego, California, Certificates of Undivided Interest,
                                                        Water Utility Fund, Net System Revenue Bonds, 5%
                                                        due 8/01/2021 (d)                                                    10,674
                          ---------------------------------------------------------------------------------------------------------
                                                        San Diego, California, Public Facilities Financing Authority,
                                                        Sewer Revenue Bonds (d):
                          AAA       Aaa         4,450         Series A, 5.25% due 5/15/2027                                   4,804
                          AAA       Aaa         6,175         Series B, 5.25% due 5/15/2027                                   6,666
                          ---------------------------------------------------------------------------------------------------------
                                                        San Francisco, California, City and County Airports Commission,
                                                        International Airport Revenue Bonds, AMT, Second Series:
                          AAA       Aaa         6,500         Issue 6, 6.60% due 5/01/2020 (a)                                6,689
                          AAA       Aaa         5,500         Issue 11, 6.25% due 5/01/2005 (d)(e)                            5,879


10  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
California (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa       $ 1,250   San Francisco, California, City and County Airports Commission,
                                                        International Airport, Special Facilities Lease Revenue Bonds
                                                        (SFO Fuel Company LLC), AMT, Series A, 6.10% due 1/01/2020 (f)     $  1,410
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,730   San Francisco, California, City and County Airports,
                                                        International Airport Revenue Refunding Bonds, Second Series ,
                                                        Issue 29-B, 3% due 5/01/2007 (d)                                      7,028
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,000   San Francisco, California, State Building Authority, Lease
                                                        Revenue Bonds (San Francisco Civic Center Complex), Series A,
                                                        5.25% due 12/01/2021 (a)                                              4,374
                          ---------------------------------------------------------------------------------------------------------
                                                        San Joaquin Hills, California, Transportation Corridor Agency,
                                                        Toll Road Revenue Refunding Bonds, Series A (g):
                          AAA       Aaa         5,790         5.375% due 1/15/2029                                            6,271
                          AAA       Aaa         3,410         5.25% due 1/15/2030                                             3,662
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,000   San Jose, California, Redevelopment Agency Tax Allocation Bonds
                                                        (Merged Area Redevelopment Project), 5% due 8/01/2026 (a)             5,197
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,735   San Jose, California, Unified School District, Santa Clara
                                                        County, GO, Series A, 4% due 8/01/2005 (f)                            2,849
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,420   San Jose--Evergreen, California, Community College District,
                                                        GO, Series B, 5.50% due 9/01/2021 (d)                                 1,598
                          ---------------------------------------------------------------------------------------------------------
                                                        San Juan, California, Unified School District, GO:
                          AAA       Aaa         3,740         5.625% due 8/01/2017 (d)                                        4,329
                          AAA       Aaa         3,000         5.70% due 8/01/2019 (f)                                         3,474
                          AAA       Aaa         4,345         5.625% due 8/01/2020 (d)                                        4,963
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,240   San Mateo County, California, Joint Powers Authority, Lease
                                                        Revenue Refunding Bonds (Capital Projects), Series A, 5.125%
                                                        due 7/15/2028 (f)                                                     2,332
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        10,000   Santa Clara County, California, Financing Authority, Lease
                                                        Revenue Bonds (VMC Facility Replacement Project), Series A,
                                                        6.75% due 11/15/2004 (a)(e)                                          10,613
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,650   Santa Margarita, California, Water Disposal Special Tax
                                                        Refunding Bonds (Community Facilities District Number 99-1),
                                                        6.20% due 9/01/2020                                                   1,727
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,000   Santa Monica, California, Redevelopment Agency, Tax Allocation
                                                        Bonds (Earthquake Recovery Redevelopment Project), 6%
                                                        due 7/01/2029 (a)                                                     4,681
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   Santa Rosa, California, High School District, GO, 5.70%
                                                        due 5/01/2021 (f)                                                     1,139
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   Southwestern Community College, District of California, GO,
                                                        5.625% due 8/01/2018 (a)                                              1,154
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,920   University of California Revenue Bonds (Multiple Purpose
                                                        Projects), Series Q, 3% due 9/01/2005 (f)                             6,093
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   Vacaville, California, Unified School District, GO (Election
                                                        of 2001), 5.25% due 8/01/2028 (f)                                     1,080
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,215   Vista, California, Unified School District, GO, Series A,
                                                        5.25% due 8/01/2025 (f)                                               4,542
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,475   West Basin, California, Municipal Water District Revenue
                                                        Refunding Bonds, COP, Series A, 5% due 8/01/2030                      1,552

===================================================================================================================================
Puerto Rico--3.7%
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                                        Transportation Revenue Bonds, Series B, 5.75% due 7/01/2018 (g)       2,345
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,790   Puerto Rico Commonwealth, Public Improvement, GO, 5.75%
                                                        due 7/01/2018 (g)                                                     8,108
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,610   Puerto Rico Commonwealth, Public Improvement, GO, Refunding,
                                                        5.70% due 7/01/2020 (g)                                               7,684
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$448,561)--100.4%                      495,508
                          =========================================================================================================


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004  11

[LOGO] Merril Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                               Face
                                               Amount   Mutual Funds                                                         Value
                          =========================================================================================================
                                                 $ 69   BlackRock California Insured Municipal 2008 Term Trust, Inc.       $  1,172
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Mutual Funds (Cost--$1,156)--0.2%                               1,172
                          =========================================================================================================

                                              Shares
                                              Held      Short-Term Securities
                          =========================================================================================================
                                                    6   CMA California Municipal Money Fund (j)                                   6
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities (Cost--$6)--0.0%                              6
                          =========================================================================================================
                          Total Investments (Cost--$449,723)--100.6%                                                        496,686

                          Liabilities in Excess of Other Assets--(0.6%)                                                      (3,166)
                                                                                                                           --------
                          Net Assets--100.0%                                                                               $493,520
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   Prerefunded.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2004.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2004.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:
                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund               --                 --+
      --------------------------------------------------------------------------

+     Amount is less than one thousand.
*     Not Rated.
**    Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.


12  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004

Statement of Assets and Liabilities

As of February 29, 2004
=============================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$449,722,750) .                   $496,685,509
                       Cash ..................................................                         76,655
                       Receivables:
                          Interest ...........................................    $ 7,209,539
                          Beneficial interest sold ...........................        500,633
                          Dividends ..........................................          4,410       7,714,582
                                                                                  -----------
                       Prepaid registration fees .............................                         36,349
                                                                                                 ------------
                       Total assets ..........................................                    504,513,095
                                                                                                 ------------
=============================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ...............................      9,774,660
                          Beneficial interest redeemed .......................        420,877
                          Dividends to shareholders ..........................        407,430
                          Investment adviser .................................        207,872
                          Distributor ........................................         97,606
                          Other affiliates ...................................         47,388      10,955,833
                                                                                  -----------
                       Accrued expenses ......................................                         37,441
                                                                                                 ------------
                       Total liabilities .....................................                     10,993,274
                                                                                                 ------------
=============================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------
                       Net assets ............................................                   $493,519,821
                                                                                                 ============
=============================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ................                   $  2,204,666
                       Class B Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ................                      1,161,010
                       Class C Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ................                        438,902
                       Class I Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ................                        309,919
                       Paid-in capital in excess of par ......................                    453,575,136
                       Undistributed investment income--net ..................    $   781,207
                       Accumulated realized capital losses on investments--net    (11,913,778)
                       Unrealized appreciation on investments--net ...........     46,962,759
                                                                                  -----------
                       Total accumulated earnings--net .......................                     35,830,188
                                                                                                 ------------
                       Net Assets ............................................                   $493,519,821
                                                                                                 ============
=============================================================================================================
Net Asset Value
-------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $264,421,373 and
                        22,046,662 shares of beneficial interest outstanding .                   $      11.99
                                                                                                 ============
                       Class B--Based on net assets of $139,284,606 and
                        11,610,095 shares of beneficial interest outstanding .                   $      12.00
                                                                                                 ============
                       Class C--Based on net assets of $52,644,808 and
                        4,389,018 shares of beneficial interest outstanding ..                   $      11.99
                                                                                                 ============
                       Class I--Based on net assets of $37,169,034 and
                        3,099,187 shares of beneficial interest outstanding ..                   $      11.99
                                                                                                 ============

      See Notes to Financial Statements


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004  13

[LOGO] Merril Lynch Investment Managers

Statement of Operations

For the Six Months Ended February 29, 2004
==============================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------
                       Interest .............................................                    $  13,170,700
                       Dividends (including $45 from affiliates) ............                           28,789
                                                                                                 -------------
                       Total income .........................................                       13,199,489
                                                                                                 -------------
==============================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .............................    $ 1,337,701
                       Account maintenance and distribution fees--Class B ...        357,598
                       Account maintenance and distribution fees--Class C ...        152,190
                       Account maintenance fees--Class A ....................        127,129
                       Accounting services ..................................         93,594
                       Transfer agent fees--Class A .........................         45,716
                       Professional fees ....................................         32,497
                       Printing and shareholder reports .....................         30,752
                       Transfer agent fees--Class B .........................         30,153
                       Registration fees ....................................         25,558
                       Custodian fees .......................................         12,663
                       Trustees' fees and expenses ..........................         11,090
                       Transfer agent fees--Class C .........................         10,578
                       Pricing fees .........................................          7,688
                       Transfer agent fees--Class I .........................          6,912
                       Reorganization expenses ..............................            788
                       Other ................................................         16,473
                                                                                 -----------
                       Total expenses before reimbursement ..................      2,299,080
                       Reimbursement of expenses ............................            (43)
                                                                                 -----------
                       Total expenses after reimbursement ...................                        2,299,037
                                                                                                 -------------
                       Investment income--net ...............................                       10,900,452
                                                                                                 -------------
==============================================================================================================
Realized & Unrealized Gain on Investments--Net
--------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ....................                          978,194
                       Change in unrealized appreciation on investments--net                        18,009,248
                                                                                                 -------------
                       Total realized and unrealized gain on investments--net                       18,987,442
                                                                                                 -------------
                       Net Increase in Net Assets Resulting from Operations .                    $  29,887,894
                                                                                                 =============

      See Notes to Financial Statements.


14  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004

Statements of Changes in Net Assets

                                                                                 For the Six          For the
                                                                                 Months Ended        Year Ended
                                                                                 February 29,        August 31,
Increase (Decrease) in Net Assets:                                                   2004               2003
================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................    $  10,900,452     $  23,195,829
                       Realized gain on investments--net ....................          978,194         1,302,358
                       Change in unrealized appreciation on investments--net        18,009,248       (13,513,864)
                                                                                 -------------------------------
                       Net increase in net assets resulting from operations .       29,887,894        10,984,323
                                                                                 -------------------------------
================================================================================================================
Dividends to Shareholders
----------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ...........................................       (5,882,851)      (11,484,980)
                          Class B ...........................................       (3,022,957)       (7,656,305)
                          Class C ...........................................       (1,045,520)       (1,923,362)
                          Class I ...........................................         (908,716)       (2,037,876)
                                                                                 -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ........................................      (10,860,044)      (23,102,523)
                                                                                 -------------------------------
================================================================================================================
Beneficial Interest Transactions
----------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from beneficial
                        interest transactions ...............................      (14,005,561)      (10,154,091)
                                                                                 -------------------------------
================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ..............        5,022,289       (22,272,291)
                       Beginning of period ..................................      488,497,532       510,769,823
                                                                                 -------------------------------
                       End of period* .......................................    $ 493,519,821     $ 488,497,532
                                                                                 ===============================
                          * Undistributed investment income--net ............    $     781,207     $     740,799
                                                                                 ===============================

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004  15

[LOGO] Merril Lynch Investment Managers

Financial Highlights

                                                                                                Class A
                                                                    --------------------------------------------------------------
                                                                      For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                 Ended                For the Year Ended August 31,++
                                                                    February 29,   -----------------------------------------------
Increase (Decrease) in Net Asset Value:                                2004          2003         2002         2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ......   $  11.54      $  11.82     $  11.77     $  11.26     $  11.10
                                                                     -------------------------------------------------------------
                       Investment income--net ....................        .27+          .56+         .57+         .58          .57
                       Realized and unrealized gain (loss)
                        on investments--net ......................        .45          (.28)         .05          .51          .16
                                                                     -------------------------------------------------------------
                       Total from investment operations ..........        .72           .28          .62         1.09          .73
                                                                     -------------------------------------------------------------
                       Less dividends from investment
                        income--net ..............................       (.27)         (.56)        (.57)        (.58)        (.57)
                                                                     -------------------------------------------------------------
                       Net asset value, end of period ............   $  11.99      $  11.54     $  11.82     $  11.77     $  11.26
                                                                     =============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........       6.29%@        2.35%        5.46%        9.93%        6.91%
                                                                     =============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and reimbursement
                        and excluding reorganization expenses ....        .78%*         .78%         .81%         .79%         .77%
                                                                     =============================================================
                       Expenses, excluding reorganization expenses        .78%*         .78%         .81%         .79%         .77%
                                                                     =============================================================
                       Expenses ..................................        .78%*         .78%         .84%         .84%         .77%
                                                                     =============================================================
                       Investment income--net ....................       4.63%*        4.74%        4.93%        4.96%        5.25%
                                                                     =============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..   $264,421      $247,184     $236,181     $219,442     $193,497
                                                                     =============================================================
                       Portfolio turnover ........................      11.15%        29.70%       37.35%       55.75%       84.36%
                                                                     =============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004

                                                                                                Class B
                                                                    --------------------------------------------------------------
                                                                      For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                 Ended                For the Year Ended August 31,
                                                                    February 29,   -----------------------------------------------
Increase (Decrease) in Net Asset Value:                                2004          2003         2002         2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ......   $  11.54      $  11.82     $  11.77     $  11.26     $  11.10
                                                                     -------------------------------------------------------------
                       Investment income--net ....................        .25+          .51+         .52+         .53          .53
                       Realized and unrealized gain (loss)
                        on investments--net ......................        .46          (.28)         .05          .51          .16
                                                                     -------------------------------------------------------------
                       Total from investment operations ..........        .71           .23          .57         1.04          .69
                                                                     -------------------------------------------------------------
                       Less dividends from investment
                        income--net ..............................       (.25)         (.51)        (.52)        (.53)        (.53)
                                                                     -------------------------------------------------------------
                       Net asset value, end of period ............   $  12.00      $  11.54     $  11.82     $  11.77     $  11.26
                                                                     =============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........       6.17%@        1.93%        5.04%        9.48%        6.48%
                                                                     =============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and reimbursement
                        and excluding reorganization expenses ....       1.18%*        1.19%        1.22%        1.20%        1.18%
                                                                     =============================================================
                       Expenses, excluding reorganization expenses       1.18%*        1.19%        1.22%        1.20%        1.18%
                                                                     =============================================================
                       Expenses ..................................       1.18%*        1.19%        1.25%        1.25%        1.18%
                                                                     =============================================================
                       Investment income--net ....................       4.23%*        4.34%        4.52%        4.55%        4.85%
                                                                     =============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..   $139,285      $151,276     $194,733     $221,516     $200,409
                                                                     =============================================================
                       Portfolio turnover ........................      11.15%        29.70%       37.35%       55.75%       84.36%
                                                                     =============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004  17

[LOGO] Merril Lynch Investment Managers

                                                                                                Class C
                                                                    --------------------------------------------------------------
                                                                     For the
The following per share data and ratios have been derived           Six Months
from information provided in the financial statements.                Ended                 For the Year Ended August 31,
                                                                   February 29,    -----------------------------------------------
Increase (Decrease) in Net Asset Value:                                2004          2003         2002         2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ......   $  11.54      $  11.82     $  11.77     $  11.26     $  11.10
                                                                     -------------------------------------------------------------
                       Investment income--net ....................        .24+          .50+         .51+         .52          .52
                       Realized and unrealized gain (loss)
                        on investments--net ......................        .45          (.28)         .05          .51          .16
                                                                     -------------------------------------------------------------
                       Total from investment operations ..........        .69           .22          .56         1.03          .68
                                                                     -------------------------------------------------------------
                       Less dividends from investment
                        income--net ..............................       (.24)         (.50)        (.51)        (.52)        (.52)
                                                                     -------------------------------------------------------------
                       Net asset value, end of period ............   $  11.99      $  11.54     $  11.82     $  11.77     $  11.26
                                                                     =============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........       6.03%@        1.83%        4.94%        9.37%        6.37%
                                                                     =============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and reimbursement
                        and excluding reorganization expenses ....       1.28%*        1.29%        1.32%        1.30%        1.28%
                                                                     =============================================================
                       Expenses, excluding reorganization expenses       1.28%*        1.29%        1.32%        1.30%        1.28%
                                                                     =============================================================
                       Expenses ..................................       1.28%*        1.29%        1.35%        1.35%        1.28%
                                                                     =============================================================
                       Investment income--net ....................       4.13%*        4.24%        4.42%        4.45%        4.75%
                                                                     =============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..   $ 52,645      $ 50,197     $ 36,983     $ 16,357     $ 10,262
                                                                     =============================================================
                       Portfolio turnover ........................      11.15%        29.70%       37.35%       55.75%       84.36%
                                                                     =============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004

Financial Highlights (concluded)

                                                                                                Class I
                                                                    --------------------------------------------------------------
                                                                      For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                 Ended                For the Year Ended August 31,++
                                                                    February 29,   -----------------------------------------------
Increase (Decrease) in Net Asset Value:                                2004          2003         2002         2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ......   $  11.54      $  11.81     $  11.77     $  11.26     $  11.10
                                                                     -------------------------------------------------------------
                       Investment income--net ....................        .28+          .57+         .58+         .59          .58
                       Realized and unrealized gain (loss)
                        on investments--net ......................        .45          (.27)         .04          .51          .16
                                                                     -------------------------------------------------------------
                       Total from investment operations ..........        .73           .30          .62         1.10          .74
                                                                     -------------------------------------------------------------
                       Less dividends from investment
                        income--net ..............................       (.28)         (.57)        (.58)        (.59)        (.58)
                                                                     -------------------------------------------------------------
                       Net asset value, end of period ............   $  11.99      $  11.54     $  11.81     $  11.77     $  11.26
                                                                     =============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........       6.34%@        2.54%        5.48%       10.04%        7.02%
                                                                     =============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and reimbursement
                        and excluding reorganization expenses ....        .68%*         .68%         .71%         .69%         .67%
                                                                     =============================================================
                       Expenses, excluding reorganization expenses        .68%*         .68%         .71%         .69%         .67%
                                                                     =============================================================
                       Expenses ..................................        .68%*         .68%         .74%         .75%         .67%
                                                                     =============================================================
                       Investment income--net ....................       4.74%*        4.84%        5.03%        5.06%        5.35%
                                                                     =============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..   $ 37,169      $ 39,841     $ 42,873     $ 40,877     $ 31,868
                                                                     =============================================================
                       Portfolio turnover ........................      11.15%        29.70%       37.35%       55.75%       84.36%
                                                                     =============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
@     Aggregate total investment return.

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004  19

[LOGO] Merril Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


20  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Expenses -- Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the six months ended February 29, 2004, FAM reimbursed the Fund in the amount of $43.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ................................             .10%                 --
Class B ................................             .25%                .25%
Class C ................................             .25%                .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class C shareholders.

For the six months ended February 29, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 5,448               $40,779
Class I ............................               $   430               $ 3,761
--------------------------------------------------------------------------------

For the six months ended February 29, 2004, MLPF&S received contingent deferred sales charges of $69,127 and $28,798 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $1,917 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 29, 2004.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004  21

[LOGO] Merril Lynch Investment Managers

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 29, 2004, the Fund reimbursed FAM $4,997 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2004 were $52,981,780 and $65,522,987, respectively.

Net realized gains for the six months ended February 29, 2004 and net unrealized gains as of February 29, 2004 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                                    Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ................          $   978,194          $46,962,759
                                                --------------------------------
Total ................................          $   978,194          $46,962,759
                                                ================================

As of February 29, 2004, net unrealized appreciation for Federal income tax purposes aggregated $46,442,730, of which $46,454,392 related to appreciated securities and $11,662 related to depreciated securities. The aggregate cost of investments at February 29, 2004 for Federal income tax purposes was $450,242,779.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $14,005,561 and $10,154,091 for the six months ended February 29, 2004 and for the year ended August 31, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended February 29, 2004                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           891,018       $ 10,542,528
Automatic conversion of shares ...........           897,716         10,537,372
Shares issued to shareholders in
  reinvestment of dividends ..............           234,607          2,777,278
                                                  -----------------------------
Total issued .............................         2,023,341         23,857,178
Shares redeemed ..........................        (1,401,384)       (16,526,661)
                                                  -----------------------------
Net increase .............................           621,957       $  7,330,517
                                                  =============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended August 31, 2003                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,254,766       $ 14,903,047
Automatic conversion of shares ...........         2,593,787         30,828,314
Shares issued to shareholders in
  reinvestment of dividends ..............           427,503          5,048,446
                                                  -----------------------------
Total issued .............................         4,276,056         50,779,807
Shares redeemed ..........................        (2,841,291)       (33,533,908)
                                                  -----------------------------
Net increase .............................         1,434,765       $ 17,245,899
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended February 29, 2004                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           309,239       $  3,641,709
Shares issued to shareholders in
  reinvestment of dividends ..............           110,601          1,308,509
                                                  -----------------------------
Total issued .............................           419,840          4,950,218
Automatic conversion of shares ...........          (897,360)       (10,537,372)
Shares redeemed ..........................        (1,020,784)       (12,032,017)
                                                  -----------------------------
Net decrease .............................        (1,498,304)      $(17,619,171)
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended August 31, 2003                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,516,169       $ 17,984,139
Shares issued to shareholders in
  reinvestment of dividends ..............           276,563          3,267,758
                                                  -----------------------------
Total issued .............................         1,792,732         21,251,897
Automatic conversion of shares ...........        (2,592,997)       (30,828,314)
Shares redeemed ..........................        (2,569,199)       (30,339,314)
                                                  -----------------------------
Net decrease .............................        (3,369,464)      $(39,915,731)
                                                  =============================


22  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended February 29, 2004                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           538,056       $  6,347,978
Shares issued to shareholders in
  reinvestment of dividends ..............            52,099            616,608
                                                  -----------------------------
Total issued .............................           590,155          6,964,586
Shares redeemed ..........................          (551,614)        (6,491,948)
                                                  -----------------------------
Net increase .............................            38,541       $    472,638
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended August 31, 2003                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,017,941       $ 23,936,180
Shares issued to shareholders in
  reinvestment of dividends ..............            88,763          1,048,286
                                                  -----------------------------
Total issued .............................         2,106,704         24,984,466
Shares redeemed ..........................          (886,237)       (10,443,796)
                                                  -----------------------------
Net increase .............................         1,220,467       $ 14,540,670
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended February 29, 2004                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           211,598       $  2,501,183
Shares issued to shareholders in
  reinvestment of dividends ..............            37,425            442,945
                                                  -----------------------------
Total issued .............................           249,023          2,944,128
Shares redeemed ..........................          (603,282)        (7,133,673)
                                                  -----------------------------
Net decrease .............................          (354,259)      $ (4,189,545)
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended August 31, 2003                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           564,411       $  6,700,020
Shares issued to shareholders in
  reinvestment of dividends ..............            73,005            861,983
                                                  -----------------------------
Total issued .............................           637,416          7,562,003
Shares redeemed ..........................          (812,952)        (9,586,932)
                                                  -----------------------------
Net decrease .............................          (175,536)      $ (2,024,929)
                                                  =============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended February 29, 2004.

6. Capital Loss Carryforward:

On August 31, 2003, the Fund had a net capital loss carryforward of $11,521,108, of which $898,962 expires in 2008 and $10,622,146 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 29, 2004  23

[LOGO] Merril Lynch Investment Managers                          www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch California Insured Municipal Bond Fund of
Merrill Lynch California Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011

                                                                  #10329 -- 2/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

        Date: April 16, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

        Date: April 16, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

        Date: April 16, 2004